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                                                                    Exhibit 23.2


           CONSENT OF ERNST & YOUNG (CIS) LTD., INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1998 (EDN Sovintel), in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-52735) and related Prospectus of Global TeleSystems Group, Inc., dated on or about June 9, 1998.

                                        /s/ Ernst & Young (CIS) Ltd.

Moscow, Russia
June 5, 1998